UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

Newbury Street II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42391	98-1797287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 334-2805

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NTWOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NTWO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed by Newbury Street II Acquisition Corp, a Cayman Islands exempted company (“Newbury Street II”), with the Securities and Exchange Commission (the “SEC”) on August 18, 2026, on August 17, 2026, Newbury Street II entered into an Agreement and Plan of Merger (the “Merger Agreement”, and the transactions contemplated under the Merger Agreement, the “Business Combination” or “Transactions”) with (i) Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Newbury Street II, and (ii) Fort Robotics, Inc., a Delaware corporation (“Fort Robotics”), in connection with the proposed Business Combination.

On September 27, 2026, the board of directors of Newbury Street II (the “Board”) established a special committee of the Board, consisting of Jennifer Vescio, Joshua Gold and Theodore Seides, each an independent and disinterested director (the “Special Committee”), for the consideration of the Donerail Agreement (as defined below) and Newbury Street II’s releases under the Securities Grant Agreement (as defined below). On September 28, 2026, the Special Committee and the Audit Committee of the Board approved the Donerail Agreement and the Securities Grant Agreement.

On September 29, 2026, Newbury Street II entered into an engagement letter with Donerail Group & Co LLC (“Donerail”, and such agreement, the “Donerail Agreement”), an affiliate of William Zachre Wyatt, a then member of the board of directors (the “Board”) of Newbury Street II, pursuant to which Donerail agreed to provide transaction advisory services to Newbury Street II in connection with the proposed Business Combination in consideration for a cash compensation of $350,000 (the “Donerail Cash Fee”) and reimbursement of the reasonable expenses, including legal expenses, of Donerail for up to $75,000 by Newbury Street II (or its successor) upon the closing of the proposed Business Combination (the “Closing”). The Donerail Agreement may be terminated at any time by either party for convenience by written notice to the other party with 15 days notice or for cause by written notice with 30 days notice. In the event of any termination of the Donerail Agreement by Donerail for cause or by Newbury Street II for convenience, Donerail shall be entitled to the applicable fee if Newbury Street II consummates the Business Combination (or any other initial business combination involving Fort Robotics or any affiliate of Fort Robotics) on or prior to the date that is 12 months following such termination. In the event of any termination of the Donerail Agreement by Newbury Street II for cause or by Donerail for convenience, Donerail shall not be entitled to any fees under the Donerail Agreement. The Donerail Agreement contains other customary provisions including indemnification. Contemporaneously with the execution of the Donerail Agreement, as inducement for Donerail to enter into the Donerail Agreement, Newbury Street II, Newbury Street II Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and Donerail entered into a securities grant agreement (the “Securities Grant Agreement”), pursuant to which the Sponsor agreed to grant to Donerail or its designees such membership interests in the Sponsor corresponding to approximately 599,166 Class B ordinary shares, par value $0.0001 per share, of Newbury Street II (the “Founder Shares”) upon and subject to the Closing (or the closing of any other initial business combination by Newbury Street II involving Fort Robotics or any affiliate of Fort Robotics) (and an equal amount of membership interests of the Sponsor shall be forfeited by Thomas Bushey, the managing member of the Sponsor) (the “Donerail Equity Compensation”), and each of the parties, including Newbury Street II, agreed to general releases of the other parties thereunder.

Pursuant to an agreement between Mr. Wyatt and Anthony James Vinciquerra, a director of Newbury Street II, Mr. Vinciquerra is entitled to receive 50% of the net economic interests of the Donerail Cash Fee and the Donerail Equity Compensation. In connection with the Donerail Agreement and the Securities Grant Agreement, Mr. Wyatt resigned as a director of Newbury Street II effective as of September 29, 2026 and agreed to forfeit 40,000 Founder Shares to be granted to each of the directors of Newbury Street II upon the Closing.

The foregoing description of the Donerail Agreement does not purport to be complete and is qualified in its entirety by reference to the Donerail Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2026, William Z. Wyatt resigned as a member of the Board, effective immediately. Mr. Wyatt resigned in connection with Newbury Street II's entry into the Donerail Agreement in order to eliminate any potential conflict of interest arising from his continued service as a director while Donerail provides services to Newbury Street II. Mr. Wyatt's resignation was not the result of any disagreement with Newbury Street II on any matter relating to its operations, policies or practices.

The information set forth above under Item 1.01 of this Current Report on Form 8-K with respect to (i) the compensation that Anthony James Vinciquerra, a director of the Board, is entitled to, and (ii) the compensation that William Zachre Wyatt, a former director of the Board, is entitled to, is hereby incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

Confidential Submission of the Draft Registration Statement and Preliminary Proxy Statement on Form S-4

In connection with the proposed Business Combination, on September 29, 2026, Newbury Street II and Fort Robotics issued a joint press release announcing the confidential submission by Newbury Street II and Fort Robotics of a combined draft registration statement and preliminary proxy statement on Form S-4 (the “Registration Statement”) with the SEC on September 29, 2026, in connection with the Merger Agreement and the Transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Transactions, Newbury Street II and Fort Robotics intend to file the Registration Statement, with the SEC, which will include a proxy statement to Newbury Street II shareholders and a prospectus for the registration of Newbury Street II’s securities to be issued in connection with the Transactions. This Current Report does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Newbury Street II’s shareholders and other interested persons are advised to read, the Registration Statement and other documents filed in connection with the Transactions, as these materials will contain important information about Fort Robotics, Newbury Street II and the Transactions. Shareholders may obtain a copy of the Registration Statement, once available, as well as other documents filed by Newbury Street II with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF NEWBURY STREET II ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Participants in the Solicitation

Newbury Street II, Fort Robotics, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Newbury Street II’s shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newbury Street II’s executive officers and directors in the solicitation by reading Newbury Street II’s filings with the SEC, including the final prospectus of Newbury Street II dated as of October 31, 2024 and filed by Newbury Street II with the SEC on November 1, 2024 (the “IPO Prospectus”). To the extent that holdings of Newbury Street II’s securities have changed from the amounts reported in the IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information concerning the interests of Newbury Street II’s and Fort Robotics’ participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the Registration Statement relating to the Transactions when it becomes available.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Fort Robotics and Newbury Street II have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Fort Robotics’ ability to commercialize new products, technologies and industry use cases; projections of development and commercialization costs and timelines; expectations regarding Fort Robotics’ ability to execute its business model and the expected financial benefits of such model; expectations regarding Fort Robotics’ ability to attract, retain and expand its customer base; Fort Robotics’ deployment of proceeds from capital raising transactions; its expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Fort Robotics’ ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting its markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Fort Robotics to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Fort Robotics and Newbury Street II.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Fort Robotics or Newbury Street II’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Fort Robotics is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Fort Robotics historical net losses and limited operating history; Fort Robotics’ expectations regarding future financial performance, capital requirements and unit economics; Fort Robotics’ use and reporting of business and operational metrics; Fort Robotics’ competitive landscape; Fort Robotics’ dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Fort Robotics ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Fort Robotics’ reliance on strategic partners and other third parties; Fort Robotics’ ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Newbury Street II could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Fort Robotics or Newbury Street II; failure to realize the anticipated benefits of the proposed transaction; the ability of Newbury Street II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Newbury Street II’s filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the IPO Prospectus, (ii) the annual report on Form 10-K filed by Newbury Street II with the SEC on March 6, 2026, (iii) the Registration Statement referenced above when available and other documents filed by Newbury Street II and Fort Robotics from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Newbury Street II nor Fort Robotics presently knows, or that Newbury Street II and/or Fort Robotics currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report. Past performance by Newbury Street II’s or Fort Robotics’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Newbury Street II’s or Fort Robotics’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Newbury Street II or Fort Robotics will, or may, generate going forward. None of the parties nor any of their representatives gives any assurance that any of Newbury Street II, Fort Robotics, or the combined company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1+†	Engagement Letter, dated September 29, 2026, between Newbury Street II and Donerail.
99.1	Joint Press Release of Newbury Street II and Fort Robotics, dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SPAC will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBURY STREET II ACQUISITION CORP

	By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Chief Executive Officer

Dated: September 30, 2026